UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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Filed by a party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material under § 240.14a-12

Thrivent Mutual Funds
(Name of Registrant as Specified in Charter)

___________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SPECIMEN

THRIVENT MULTIDIMENSIONAL

INCOME FD

2024 Special Meeting

Vote by June 26, 2024

VOTE NOW

According to our latest records, we have not received your voting instructions!

Important proxy voting material is ready for your action.

Why Should I Vote? As an investor in this security, you have the right to vote on important matters. This is your opportunity to make a direct impact on your investment. Your vote counts!

Ways to Vote

ProxyVote	800.454.8683	At the Meeting

Important Information

For holders as of April 26, 2024

Account Number: 3456789012345678901	Meeting Date: June 27, 2024

Control Number: 0123456789012345	CUSIP: 88588R402

View documents: Proxy Statement |

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